UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 17, 2006
(September 30, 2006)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

PNM Resources, Inc. and Subsidiaries (“PNMR” or the "Company") is furnishing in this Current Report on Form 8-K select Comparative Operating Statistics for the months of September 2006 and 2005 and the nine months ended September 30, 2006 and September 30, 2005 to provide investors with key monthly business indicators. Readers of this Current Report on Form 8-K should refer to the Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s annual and quarterly periodic reports on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

The Company’s principal operating subsidiaries are Public Service Company of New Mexico (“PNM”), a regulated utility operating in New Mexico, Texas-New Mexico Power Company (“TNMP”), a regulated utility operating in Texas and New Mexico, First Choice Power, L.P. (“First Choice”), a certified retail electric provider operating in Texas and Altura Power, L.P. (“Altura”), which owns and operates Twin Oaks, a 305 MW coal-fired power plant located 150 miles south of Dallas, Texas. Select Comparative Operating Statistics for these subsidiaries are included in the information presented below.

	Month Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
		(In thousands)
Energy Sales - MWh (1)
Regulated Sales:
PNM Electric	648	669	6,032	5,839
TNMP Electric (2)	653	664	5,810	5,673

Total Regulated Sales	1,301	1,333	11,842	11,512

Unregulated Sales:
Wholesale Long Term (3)	393	202	3,000	1,940
Wholesale Short Term	524	811	5,509	6,375
First Choice (2)	389	396	3,214	3,240

Total Unregulated Sales	1,306	1,409	11,723	11,555

Amounts included in notes below are in thousands

(1) Megawatt hours are presented on a segment basis only. The sum of segment megawatt hours is not presented as it includes intersegment activity and would not properly reflect total megawatt hours for the consolidated Company.

(2) The Company completed its acquisition of TNP Enterprises, Inc. and its principal subsidiaries, TNMP and First Choice, on June 6, 2005. For comparative purposes, the nine months ended September 30, 2005 includes pre-acquisition data.

(3) Altura completed its acquisition of Twin Oaks on April 18, 2006. Wholesale Long Term includes 184 MWh and 1,111 MWh for Altura for the month and nine months ended September 30, 2006, respectively. No comparative data is presented for 2005.

Heating Degree Day (“HDD”) values and Cooling Degree Day (“CDD”) values represent the accumulation in degrees that the daily mean temperature was below or above, respectively, 65 degrees Fahrenheit during a period of time, typically corresponding to a calendar month.

Statistics on HDD and CDD are taken from the service territories of the service provider. PNM’s HDD and CDD statistics are based on weather in Albuquerque, New Mexico. TNMP’s HDD and CDD statistics are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas and Alamogordo and Deming, New Mexico. HDD and CDD statistics for First Choice are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas.

Weather - Cycle-Weighted HDD and CDD:

	Month Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
PNM

HDD	25	4	2,581	2,782

CDD	182	309	1,314	1,417

TNMP
HDD	1	-	1,025	1,194

CDD	530	582	2,733	2,544

First Choice
HDD	-	-	957	1,117

CDD	560	600	2,841	2,611

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: October 17, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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